UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12 (April 8, 2019)

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1224 Prospect Street, Suite 150, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 8, 2019, INmune Bio, Inc. (the “Company”) issued a press release (the “Release”) announcing that Lesley Probert, Ph.D., Head of Immunology Department at the Hellenic Pasteur Institute in Athens, Greece, will be presenting on the Company’s drug candidate XPro 1595 at the European Conference on Neuroinflammation on April 8 and 9, 2019.

On April 9, 2019, the Company issued a press release (the “Second Release”) announcing that its Raymond J. Tesi, the Company’s Chief Executive Officer, will be presenting at Cambridge Healthtech Institute’s Inflammation Inhibitors Conference on April 11, 2019 in San Diego, California.

A copy of the Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the Second Release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Greece Presentation Release dated April 8, 2019
99.2	CEO Presentation Release dated April 9, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: April 12, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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